UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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Dell Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 15, 2011. DELL INC. www.dell.com ONE DELL WAY ROUND ROCK, TX 78682 Meeting Information Meeting Type: Annual Meeting For holders as of: May 20, 2011 Date: July 15, 2011 Time: 8:00 a.m. CDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/dell2011. Dell Round Rock Campus Building 2-East Dallas/Houston Conference Rooms 501 Dell Way Round Rock, TX 78682 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 1, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/dell2011. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items M35741-P14363 In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof. Proposal 2 — Ratification of selection of PricewaterhouseCoopers LLP as Dell’s independent auditor for Fiscal 2012 Proposal 4 — Advisory vote on whether future advisory votes on named officer executive compensation should occur every 1 year, every 2 years or every 3 years Proposal 3 — Approval, on an advisory basis, of Dell’s compensation of its named executive officers as disclosed in the Proxy Statement The Board of Directors recommends a vote FOR Proposal 3 Stockholder Proposal 2 — Stockholder Action By Written Consent Stockholder Proposal 1 — Independent Chairman The Board of Directors recommends a vote AGAINST Stockholder Proposal 1 Stockholder Proposal 3 — Declaration of Dividends 01) James W. Breyer 02) Donald J. Carty 03) Michael S. Dell 04) William H. Gray, III 05) Gerard J. Kleisterlee Proposal 1 — Election of Directors Nominees: The Board of Directors recommends a vote FOR all nominees The Board of Directors recommends a vote FOR Proposal 2 The Board of Directors recommends a vote FOR Every 1 Year on Proposal 4 The Board of Directors recommends a vote AGAINST Stockholder Proposal 2 The Board of Directors recommends a vote AGAINST Stockholder Proposal 3 06) Thomas W. Luce, III 07) Klaus S. Luft 08) Alex J. Mandl 09) Shantanu Narayen 10) H. Ross Perot, Jr.

M35742-P14363